Exhibit 10.4

AMENDMENT TO THE LOGISTICS

SERVICE AGREEMENT FOR P30 PRODUCTS

TERM

BETWEEN THE UNDERSIGNED

EASYDIS, a French simplified joint-stock company [Société par Actions Simplifiée] whose registered address is located at 1 Esplanade de France, 42000 SAINT ETIENNE, registered with the Trade and Companies Register of SAINT ETIENNE under the number 383 123 874,

Duly represented herein by its General Manager, Julie BADICHE

PARTY OF THE FIRST PART

AND

CDISCOUNT, a French public limited company [Société Anonyme] whose registered address is located at 120-126 Quai de Bacalan, 33000 BORDEAUX, registered with the Trade and Companies Register of BORDEAUX under the number 424 059 822,

Duly represented herein by its Supply Chain Manager, Pierre-Yves ESCARPIT

PARTY OF THE SECOND PART

Logistics Service Agreement

EASYDIS / C DISCOUNT

PREAMBLE

The Parties entered into a logistics service agreement on 24 January 2013 (hereinafter the “Agreement”) and a contract amendment on 16 May 2014, extending the services to freight forwarding services.

The Parties hereby intend to amend certain terms of the Agreement according to the terms set out below.

ARTICLE 1

This Agreement took effect on 1st January 2013 for a period of six (6) years.

The Parties have decided to extend its term for a period of six (6) years as of 1st June 2014.

This Agreement will be tacitly renewable for successive periods of the same duration.

Easydis will have the option to terminate this Agreement at the end of each six-year period by providing two (2) years’ advance notice sent by registered letter with acknowledgement of receipt.

Cdiscount will have the option to terminate this Agreement at the end of every two-year period by providing two (2) years’ advance notice sent by registered letter with acknowledgement of receipt.

ARTICLE 2

These amendments shall take effect as of 1st June 2014.

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All the other provisions of the Agreement shall remain unchanged and fully enforceable.

Signed in Bordeaux, on 16 May 2014

On behalf of Cdiscount	On behalf of Easydis
[handwritten endorsement:	[handwritten endorsement:
“read and approved”]	“read and approved”]

[Signature]	[Signature]